Exhibit 4.2 47286012.3 PURSUANT TO §44-14-35.1 OF OFFICIAL CODE OF GEORGIA ANNOTATED, THIS INSTRUMENT EMBRACES, COVERS AND CONVEYS SECURITY TITLE TO AFTER-ACQUIRED PROPERTY OF THE GRANTOR OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), GRANTOR, to U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, TRUSTEE EIGHTY-THIRD SUPPLEMENTAL INDENTURE Relating to the Oglethorpe Power Corporation First Mortgage Bonds, Series 2022A Dated as of April 1, 2022 FIRST MORTGAGE OBLIGATIONS NOTE TO CLERK OF THE GEORGIA SUPERIOR COURT AND GEORGIA TAX COMMISSIONER: BECAUSE THIS INSTRUMENT SECURES BONDS AND NOT A LONG TERM NOTE, THIS INSTRUMENT IS EXEMPT FROM THE INTANGIBLES RECORDING TAX PURSUANT TO GEORGIA ADMINISTRATIVE CODE § 560- 11-8-.14(d).

47286012.3 THIS EIGHTY-THIRD SUPPLEMENTAL INDENTURE, dated as of April 1, 2022, is between OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), formerly known as Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation), an electric membership corporation organized and existing under the laws of the State of Georgia, as Grantor (the “Company”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as successor to U.S. Bank National Association, as successor to SunTrust Bank, formerly known as SunTrust Bank, Atlanta, as Trustee (in such capacity, the “Trustee”). WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of March 1, 1997 (the “Original Indenture”), for the purpose of securing its Existing Obligations and providing for the authentication and delivery of Additional Obligations by the Trustee from time to time under the Original Indenture (capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Original Indenture, as provided in Section 1.1 hereof); WHEREAS, the Original Indenture has heretofore been supplemented and amended by eighty-two Supplemental Indentures (the Original Indenture, as heretofore, hereby and hereafter amended, supplemented and modified, the “Indenture”), and the Original Indenture and the eighty- two Supplemental Indentures have been recorded as set forth on Schedule 1 attached hereto; WHEREAS, the Board of Directors of the Company has authorized a new series of Additional Obligations to be designated the First Mortgage Bonds, Series 2022A, due April 1, 2047 in the aggregate principal amount of Five Hundred Million Dollars ($500,000,000) (the “Series 2022A Bonds”); WHEREAS, the Company will be entering into that certain Exchange and Registration Rights Agreement with Goldman Sachs & Co. LLC as representative of the Purchasers (as defined therein), dated as of April 12, 2022 (as it may be amended, supplemented or modified, the “Registration Rights Agreement”), requiring that the Company register the Series 2022A Bonds under the Securities Act of 1933, as amended (the “Securities Act”), with the Securities and Exchange Commission (the “SEC”); WHEREAS, the Company desires to execute and deliver this Eighty-Third Supplemental Indenture, in accordance with the provisions of the Indenture, for the purpose of (i) providing for the creation and designation of the Series 2022A Bonds as Additional Obligations and specifying the form and provisions thereof and (ii) conveying and confirming unto the Trustee the lien of the Indenture with respect to the property more particularly described on Exhibit A attached hereto; WHEREAS, Section 12.1 of the Original Indenture provides that, without the consent of the Holders of any of the Obligations at the time Outstanding, the Company, when authorized by a Board Resolution, and the Trustee may enter into a Supplemental Indenture for the purposes and subject to the conditions set forth in said Section 12.1, including (i) to create a series of Additional Obligations under the Indenture and to make provisions for such series of Additional Obligations and (ii) to convey and confirm unto the Trustee any property subject or required to be subject to the lien of the Indenture; and

2 47286012.3 WHEREAS, all acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to secure under the Indenture the payment of the principal of (and premium, if any) and interest on the Series 2022A Bonds, to make the Series 2022A Bonds to be issued hereunder, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, and to constitute the Indenture a valid and binding lien for the security of the Series 2022A Bonds, in accordance with its terms, have been done and taken; and the execution and delivery of this Eighty-Third Supplemental Indenture have been in all respects duly authorized by the Company. NOW, THEREFORE, THIS EIGHTY-THIRD SUPPLEMENTAL INDENTURE WITNESSES, that, to secure the payment of the principal of (and premium, if any) and interest on the Outstanding Secured Obligations, including, when authenticated and delivered, the Series 2022A Bonds, to confirm the lien of the Indenture upon the Trust Estate, including property purchased, constructed or otherwise acquired by the Company since the date of execution of the Original Indenture, to secure performance of the covenants therein and herein contained, to declare the terms and conditions on which the Series 2022A Bonds are secured, and in consideration of the premises thereof and hereof, the Company by these presents does grant, bargain, sell, alienate, remise, release, convey, assign, transfer, mortgage, hypothecate, pledge, set over and confirm to the Trustee, and its successors and assigns in the trust created thereby and hereby, in trust, all property, rights, privileges and franchises (other than Excepted Property or Excludable Property) of the Company, whether now owned or hereafter acquired, of the character described in the Granting Clauses of the Original Indenture, wherever located, including all such property, rights, privileges and franchises acquired since the date of execution of the Original Indenture, including, without limitation, all property described in Exhibit A attached hereto, subject to all exceptions, reservations and matters of the character referred to in the Indenture, and does grant a security interest therein for the purposes expressed herein and in the Indenture subject in all cases to Sections 5.2 and 11.2 B of the Original Indenture and to the rights of the Company under the Indenture, including the rights set forth in Article V thereof; but expressly excepting and excluding from the lien and operation of the Indenture all properties of the character specifically excepted as “Excepted Property” or “Excludable Property” in the Indenture to the extent contemplated thereby. PROVIDED, HOWEVER, that if, upon the occurrence of an Event of Default, the Trustee, or any separate trustee or co-trustee appointed under Section 9.14 of the Original Indenture or any receiver appointed pursuant to statutory provision or order of court, shall have entered into possession of all or substantially all of the Trust Estate, all the Excepted Property described or referred to in Paragraphs A through H, inclusive, of “Excepted Property” in the Original Indenture then owned or thereafter acquired by the Company, shall immediately, and, in the case of any Excepted Property described or referred to in Paragraphs I, J, L, N and P of “Excepted Property” in the Original Indenture (excluding the property described in Section 2 of Exhibit B in the Original Indenture), upon demand of the Trustee or such other trustee or receiver, become subject to the lien of the Indenture to the extent permitted by law, and the Trustee or such other trustee or receiver may, to the extent permitted by law, at the same time likewise take possession thereof, and whenever all Events of Default shall have been cured and the possession of all or substantially all of the Trust Estate shall have been restored to the Company, such Excepted Property shall again be excepted and excluded from the lien of the Indenture to the extent and otherwise as hereinabove set forth and as set forth in the Indenture.

3 47286012.3 The Company may, however, pursuant to the Granting Clause Third of the Original Indenture, subject to the lien of the Indenture any Excepted Property or Excludable Property, whereupon the same shall cease to be Excepted Property or Excludable Property. TO HAVE AND TO HOLD all such property, rights, privileges and franchises hereby and hereafter (by a Supplemental Indenture or otherwise) granted, bargained, sold, alienated, remised, released, conveyed, assigned, transferred, mortgaged, hypothecated, pledged, set over or confirmed as aforesaid, or intended, agreed or covenanted so to be, together with all the tenements, hereditaments and appurtenances thereto appertaining (said properties, rights, privileges and franchises, including any cash and securities hereafter deposited or required to be deposited with the Trustee (other than any such cash which is specifically stated in the Indenture not to be deemed part of the Trust Estate) being part of the Trust Estate), unto the Trustee, and its successors and assigns in the trust created by the Indenture, forever. SUBJECT, HOWEVER, to (i) Permitted Exceptions and (ii) to the extent permitted by Section 13.6 of the Original Indenture as to property hereafter acquired (a) any duly recorded or perfected prior mortgage or other lien that may exist thereon at the date of the acquisition thereof by the Company and (b) purchase money mortgages, other purchase money liens, chattel mortgages, conditional sales agreements or other title retention agreements created by the Company at the time of acquisition thereof. BUT IN TRUST, NEVERTHELESS, with power of sale, for the equal and proportionate benefit and security of the Holders from time to time of all the Outstanding Secured Obligations without any priority of any such Obligation over any other such Obligation and for the enforcement of the payment of such Obligations in accordance with their terms. UPON CONDITION that, until the happening of an Event of Default and subject to the provisions of Article V of the Original Indenture, and not in limitation of the rights elsewhere provided in the Indenture, including the rights set forth in Article V of the Original Indenture, the Company shall be permitted to (i) possess and use the Trust Estate, except cash, securities, Designated Qualifying Securities and other personal property deposited, or required to be deposited, with the Trustee, (ii) explore for, mine, extract, separate and dispose of coal, ore, gas, oil and other minerals, and harvest standing timber, and (iii) receive and use the rents, issues, profits, revenues and other income, products and proceeds of the Trust Estate. THE INDENTURE, INCLUDING THIS EIGHTY-THIRD SUPPLEMENTAL INDENTURE, is given to secure the Outstanding Secured Obligations, and is intended to operate and is to be construed as a deed passing title to the Trust Estate and is made under the provisions of the laws of the State of Georgia relating to deeds to secure debt, and not as a mortgage or deed of trust, and is given to secure the Outstanding Secured Obligations. Should the indebtedness secured by the Indenture be paid according to the tenor and effect thereof when the same shall become due and payable and should the Company perform all covenants contained in the Indenture in a timely manner, then the Indenture shall be canceled and surrendered. AND IT IS HEREBY COVENANTED AND DECLARED that the Series 2022A Bonds are to be authenticated and delivered and the Trust Estate is to be held and applied by the Trustee, subject to the covenants, conditions and trusts set forth herein and in the Indenture, and the

4 47286012.3 Company does hereby covenant and agree to and with the Trustee, for the equal and proportionate benefit of all Holders of the Outstanding Secured Obligations, as follows: ARTICLE I DEFINITIONS Section 1.1 Definitions. All words and phrases defined in Article I of the Original Indenture and used in this Eighty-Third Supplemental Indenture shall have the same meanings ascribed to them in the Original Indenture, as such terms may have been or may be amended or modified from time to time pursuant to the Indenture, except in cases where the context clearly indicates otherwise. In addition, the following terms have the following meanings in this Eighty-Third Supplemental Indenture unless the context clearly indicates otherwise. “Business Day” means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York or Georgia are generally authorized or obligated by law or executive order to close. “Closing Date” means April 12, 2022. “Interest Payment Date” means April 1 and October 1 of each year, commencing on October 1, 2022. “Record Date” means the 15th day (whether or not a Business Day) of the calendar month immediately preceding such Interest Payment Date. “Securities Depository” means The Depository Trust Company and its successors and assigns or any other securities depository selected by the Company which agrees to follow the procedures required to be followed by such securities depository in connection with the Series 2022A Bonds. ARTICLE II THE SERIES 2022A BONDS AND CERTAIN PROVISIONS RELATING THERETO Section 2.1 Terms of the Series 2022A Bonds. There shall be created and established a series of Additional Obligations known as and entitled the “First Mortgage Bonds, Series 2022A” (which are referred to herein as the “Series 2022A Bonds”). The aggregate principal amount of the Series 2022A Bonds which may be authenticated, delivered and Outstanding at any one time is limited to Five Hundred Million Dollars ($500,000,000). The Series 2022A Bonds shall consist of bonds in an aggregate principal amount of $500,000,000, due April 1, 2047. Pursuant to the Registration Rights Agreement, the Company will register the Series 2022A Bonds under the Securities Act with the SEC. For the purposes of this paragraph and Exhibit B attached hereto, the Series 2022A Bonds issued on the Closing Date shall be referred to as the “Initial Series 2022A Bonds” and the Series 2022A Bonds issued pursuant to the Exchange Offer

5 47286012.3 (as hereinafter defined) shall be referred to as the “Exchange Series 2022A Bonds.” The Registration Rights Agreement requires the Company to register the Initial Series 2022A Bonds (i) by exchanging the Initial Series 2022A Bonds for Series 2022A Bonds through an exchange offer (the “Exchange Offer”) and/or, (ii) if applicable, by filing an Alternative Registration Statement (as defined in the Registration Rights Agreement). For all purposes under this Eighty- Third Supplemental Indenture, each series of the Initial Series 2022A Bonds and the related Exchange Series 2022A Bonds shall be treated as a single series of Series 2022A Bonds. The Series 2022A Bonds shall bear interest from their date of issuance, payable semi- annually on each Interest Payment Date; provided, however, that if an Interest Payment Date does not fall on a Business Day, such payment may be made on the next succeeding Business Day. The Series 2022A Bonds shall bear interest at the annual rate of 4.50%; provided, however, that if (i) the Company fails to file a registration statement under the Securities Act registering the Series 2022A Bonds (the “Exchange Offer Registration Statement”) under the Securities Act in connection with the Exchange Offer with the SEC on or prior to the 365th day after the Closing Date, (ii) the Exchange Offer Registration Statement is not declared effective by the SEC or does not otherwise become effective on or before the 455th day after the Closing Date, (iii) the Exchange Offer has not been completed within 60 Business Days after the initial effective date of the Exchange Offer Registration Statement, (iv) an Alternative Registration Statement is required to be filed pursuant to the Registration Rights Agreement but is not filed with the SEC on or prior to the later of (x) the 30th Business Day after the date such obligation to file arises or (y) the 365th day after the Closing Date, (v) an Alternative Registration Statement is required to be filed pursuant to the terms of the Registration Rights Agreement but is not declared effective by the SEC or does not otherwise become effective on or prior to the later of (x) the 90th day after the date such obligation to file arises or (y) the 455th day after the Closing Date, or (vi) the Exchange Offer Registration Statement or Alternative Registration Statement, as applicable, is filed and declared effective but thereafter either (x) is withdrawn by the Company or (y) becomes subject to an effective stop order issued pursuant to the Securities Act suspending the effectiveness of such registration statement (except as specifically permitted under the Registration Rights Agreement, including with respect to any Alternative Registration Statement, during any applicable Suspension Period (as defined in the Registration Rights Agreement)) without being succeeded within 30 days from the date such registration statement was suspended by an additional registration statement filed and declared effective (each such event referred to in clauses (i) through (vi), a “Registration Default” and each period during which a Registration Default has occurred and is continuing, a “Registration Default Period”), then additional interest on the Series 2022A Bonds will accrue (in addition to the stated interest on the Series 2022A Bonds) at a rate of (x) 0.25% per annum for the first 90 days of a Registration Default Period and (y) at a rate per annum of 0.50% thereafter (“Special Interest”) on the principal amount of the Series 2022A Bonds, from the date of the occurrence of any Registration Default until such Registration Default is remedied. Special Interest shall accrue and be payable only with respect to a single Registration Default at any given time, notwithstanding the fact that multiple Registration Defaults may exist at such time. Immediately upon the cure of all Registration Defaults, the accrual of Special Interest will cease and the interest rate on the Series 2022A Bonds shall revert to the original rate. The principal and the Redemption Price of, and interest on, the Series 2022A Bonds shall be paid to the Person in whose name that Obligation (or one or more Predecessor Obligations) is registered at the close of business on the Record Date applicable to such Interest Payment Date or

6 47286012.3 Redemption Date. Interest on the Series 2022A Bonds shall be computed on the basis of a 360- day year of twelve 30-day months. The Series 2022A Bonds shall be dated the date of authentication. The Series 2022A Bonds shall be issued as fully registered global bonds without coupons and in minimum denominations of $2,000 and any integral multiples of $1,000 in excess thereof. The Series 2022A Bonds shall be registered in the name of Cede & Co., as nominee of the Securities Depository, pursuant to the Securities Depository’s Book-Entry System. When the Series 2022A Bonds are held in the Book-Entry System, purchases of beneficial interests in the Series 2022A Bonds shall be made in book-entry form, without certificates. If at any time the Book-Entry System is discontinued for the Series 2022A Bonds, the Series 2022A Bonds shall be exchangeable for other fully registered certificated Series 2022A Bonds of like tenor and of an equal aggregate principal amount, in authorized denominations. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Series 2022A Bond. The cost, if any, of preparing each new Series 2022A Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by the person requesting such exchange or transfer. Interest on the Series 2022A Bonds shall be payable by check mailed to the registered owners thereof. However, interest on the Series 2022A Bonds shall be paid to any owner of $1,000,000 or more in aggregate principal amount of the Series 2022A Bonds by wire transfer to a wire transfer address within the United States upon the written request of such owner received by the Paying Agent not less than five days prior to the Record Date. As long as the Series 2022A Bonds are registered in the name of Cede & Co., as nominee of the Securities Depository, such payments shall be made directly to the Securities Depository. The Trustee is hereby designated and agrees to act as initial Paying Agent for the Series 2022A Bonds. Section 2.2 Optional Redemption. (a) The Company may redeem the Series 2022A Bonds, in whole or in part, on any date or from time to time prior to their maturity, at its option. (i) If the Redemption Date is before October 1, 2046, the Redemption Price for the Series 2022A Bonds will be equal to the greater of: (1) 100% of the principal amount of the Series 2022A Bonds being redeemed; and (2) the sum of the present values of the remaining principal and interest payments on the Series 2022A Bonds being redeemed that would be due if such Series 2022A Bonds matured on October 1, 2046 (excluding interest accrued and unpaid through the Redemption Date), discounted on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of (x) the yield to maturity, determined on the third Business Day prior to the Redemption Date, of a U.S. Treasury security having a life equal to the remaining average

7 47286012.3 life (assuming, for this purpose, that the Series 2022A Bonds matured on October 1, 2046) of the Series 2022A Bonds being redeemed and trading in the secondary market at the price closest to par, and (y) 35 basis points, plus in each case accrued and unpaid interest thereon to but excluding the Redemption Date. (ii) If the Redemption Date is on or after October 1, 2046, the Redemption Price for the Series 2022A Bonds will be 100% of the principal amount of the Series 2022A Bonds being redeemed plus accrued and unpaid interest thereon to but excluding the Redemption Date. (b) If there is no U.S. Treasury security having a life equal to the remaining average life (assuming, for this purpose, that the Series 2022A Bonds matured on October 1, 2046) of the Series 2022A Bonds being redeemed in accordance with Section 2.2(a)(i) above, the discount rate will be calculated using a yield to maturity determined on a straight-line basis (rounding to the nearest calendar month, if necessary) from the average yield to maturity, determined on the third Business Day prior to the Redemption Date, of two U.S. Treasury securities having lives most closely corresponding to the remaining average life (assuming, for this purpose, that the Series 2022A Bonds matured on October 1, 2046) of the Series 2022A Bonds being redeemed and trading in the secondary market at the price closest to par. (c) Notice of redemption shall be given by first class mail, postage prepaid, mailed not less than 30 and not more than 60 days prior to the Redemption Date to the registered address of each Holder of Series 2022A Bonds being redeemed, except as otherwise required by the procedures of the Securities Depository. Notice of redemption of the Series 2022A Bonds shall be given by the Company or, at the Company’s request, by the Trustee in the name and at the expense of the Company. (d) If less than all of the Outstanding Series 2022A Bonds are to be redeemed, the Series 2022A Bonds to be redeemed will be selected by the Trustee in any method it deems fair and appropriate, and the portion of the Series 2022A Bonds not so redeemed will be in a minimum denomination of $2,000 and integral multiples of $1,000 in excess thereof. (e) If, at the time the notice of optional redemption of the Series 2022A Bonds is given, the Company has not deposited sufficient funds with the Trustee to pay the full Redemption Price of the Series 2022A Bonds to be redeemed, the notice of optional redemption will so state and will further state that the Series 2022A Bonds will remain Outstanding as though no redemption notice had been given unless the Company provides, or causes to be provided, to the Trustee, by 2:00 p.m. New York City time on the Redemption Date, funds sufficient to pay the full Redemption Price of the Series 2022A Bonds to be redeemed. The failure of the Company to deposit sufficient funds with the Trustee to effect the redemption will not constitute a payment or other default by the Company under the Indenture and the Company will not be liable to any Holder of those Series 2022A Bonds as a result of the failed redemption. If the Company has deposited funds with the Trustee sufficient to pay the full Redemption Price of the Series 2022A Bonds to be redeemed at

8 47286012.3 the time the notice of optional redemption is given, then the Company is obligated to redeem the Series 2022A Bonds as provided in that notice. Section 2.3 Form of the Series 2022A Bonds. The Series 2022A Bonds and the Trustee’s certificate of authentication for the Series 2022A Bonds shall be substantially in the form set forth in Exhibit B attached hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture. ARTICLE III MISCELLANEOUS Section 3.1 Supplemental Indenture. This Eighty-Third Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture, and shall form a part thereof, and the Original Indenture, as heretofore supplemented and amended and as hereby supplemented, is hereby confirmed. Except to the extent inconsistent with the express terms of this Eighty-Third Supplemental Indenture or the Series 2022A Bonds, all of the provisions, terms, covenants and conditions of the Indenture generally applicable to the payment or redemption of all Obligations shall be applicable to the Series 2022A Bonds to the same extent as if specifically set forth herein. All references herein to Sections, Articles, definitions or other provisions of the Original Indenture shall be to such Sections, Articles, definitions or other provisions as they may be amended or modified from time to time pursuant to the Indenture. Section 3.2 Recitals. All recitals in this Eighty-Third Supplemental Indenture are made by the Company only and not by the Trustee; and all of the provisions contained in the Indenture, in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect hereof as fully and with like effect as if set forth herein in full. Section 3.3 Successors and Assigns. Whenever in this Eighty-Third Supplemental Indenture any of the parties hereto is named or referred to, this shall, subject to the provisions of Articles IX and XI of the Original Indenture, be deemed to include the successors and assigns of such party, and all the covenants and agreements in this Eighty-Third Supplemental Indenture contained by or on behalf of the Company, or by or on behalf of the Trustee shall, subject as aforesaid, bind and inure to the respective benefits of the respective successors and assigns of such parties, whether so expressed or not. Section 3.4 No Rights, Remedies, Etc. Nothing in this Eighty-Third Supplemental Indenture, expressed or implied, is intended, or shall be construed, to confer upon, or to give to, any person, firm or corporation, other than the parties hereto and the Holders of the Outstanding Secured Obligations, any right, remedy or claim under or by reason of this Eighty-Third Supplemental Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all the covenants, conditions, stipulations, promises and agreements in this Eighty-Third Supplemental Indenture contained by or on behalf of the Company shall be for the sole and exclusive benefit of the parties hereto and of the Holders of Outstanding Secured Obligations. Section 3.5 Counterparts. This Eighty-Third Supplemental Indenture may be executed in several counterparts, each of such counterparts shall for all purposes be deemed to be an original,

9 47286012.3 and all such counterparts, or as many of them as the Company and the Trustee shall preserve undestroyed, shall together constitute but one and the same instrument. Section 3.6 Security Agreement; Mailing Address. To the extent permitted by applicable law, this Eighty-Third Supplemental Indenture shall be deemed to be a Security Agreement and Financing Statement whereby the Company grants to the Trustee a security interest in all of the Trust Estate that is personal property or fixtures under the Uniform Commercial Code, as adopted or hereafter adopted in one or more of the states in which any part of the properties of the Company are situated. The mailing address of the Company, as debtor, is: Oglethorpe Power Corporation (An Electric Membership Corporation) 2100 East Exchange Place Tucker, Georgia 30084-5336 and the mailing address of the Trustee, as secured party, is: U.S. Bank Trust Company, National Association Attention: Global Corporate Trust 2 Concourse Parkway, Suite 800 Atlanta, Georgia 30328 [Signatures Begin on Next Page]

47286012.3 IN WITNESS WHEREOF, the parties hereto have caused this Eighty-Third Supplemental Indenture to be duly executed under seal, if applicable, as of the day and year first written above. Company: OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), an electric membership corporation organized under the laws of the State of Georgia By: Elizabeth B. Higgins Executive Vice President and Chief Financial Officer Signed, sealed and delivered Attest: by the Company in the presence of: Kimberly D. Adams Secretary [CORPORATE SEAL] Witness Notary Public (Notarial Seal) My commission expires: [Signatures Continued on Next Page]

47286012.3 [Signatures Continued from Previous Page] Trustee: U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association By: Signed and delivered Authorized Agent by the Trustee in the Presence of: Witness Notary Public (Notarial Seal) My commission expires:

A-1 47286012.3 Exhibit A All property of the Company (other than Excepted Property and Excludable Property) in the Counties of Appling, Burke, Carroll, Coweta, DeKalb, Effingham, Floyd, Hart, Heard, Monroe, Murray, Talbot, Toombs, Walton, Warren, Washington and Whitfield, State of Georgia, whether now owned or hereafter acquired, and including the following described property: PARCEL “A” ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOTS 111, 112, 128 & 129 OF 3RD LAND DISTRICT, WALTON COUNTY, GEORGIA, SAID TRACT OR PARCEL OF LAND CONTAINING 193.923 ACRES, MORE OR LESS, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS, TO WIT; COMMENCING AT A ½” REBAR AND CAP SET AT THE INTERSECTION OF THE SOUTHERLY RIGHT-OF-WAY OF WILLIAM CAP JACKSON ROAD (70’ RIGHT-OF-WAY) AND THE WESTERLY RIGHT-OF-WAY OF GRATIS ROAD (80’ RIGHT-OF-WAY) AND HAVING THE NAD 83 WEST ZONE COORDINATES OF N: 1,398,218.87’ E: 2,439,379.81’. SAID POINT BEING THE POINT OF REFERENCE & POINT OF BEGINNING. THENCE FROM THE POINT OF BEGINNING ALONG THE WESTERLY RIGHT-OF-WAY OF GRATIS ROAD (80’ RIGHT-OF-WAY) A CURVE TURNING TO THE LEFT THROUGH AN ANGLE OF 15° 33' 54.6", HAVING A RADIUS OF 2114.04 FEET, AND WHOSE LONG CHORD BEARS S 13° 05' 03" E FOR A DISTANCE OF 572.54 FEET TO A ½” REBAR AND CAP SET. THENCE CONTINUING ALONG THE WESTERLY RIGHT-OF-WAY OF GRATIS ROAD (80’ RIGHT-OF-WAY) A BEARING OF S 20° 52' 00" E FOR A DISTANCE OF 494.71 FEET TO A ½” REBAR AND CAP SET. THENCE A CURVE TURNING TO THE RIGHT THROUGH AN ANGLE OF 09° 51' 44.0", HAVING A RADIUS OF 1543.04 FEET, AND WHOSE LONG CHORD BEARS S 15° 56' 08" E FOR A DISTANCE OF 265.27 FEET TO A ½” REBAR AND CAP SET ALONG THE WESTERLY RIGHT- OF-WAY OF GRATIS ROAD (80’ RIGHT-OF-WAY). THENCE LEAVING SAID RIGHT-OF-WAY OF GRATIS ROAD (80’ RIGHT-OF-WAY) A BEARING OF S 84° 36' 53" W FOR A DISTANCE OF 534.86 FEET TO A ½” REBAR AND CAP SET. THENCE A BEARING OF S 84° 36' 53" W FOR A DISTANCE OF 412.07 FEET TO A ½” REBAR AND CAP SET. THENCE A BEARING OF N 08° 16' 28" W FOR A DISTANCE OF 269.87 FEET TO A 4” X 4” CONCRETE MONUMENT FOUND. THENCE A BEARING OF S 84° 37' 58" W FOR A DISTANCE OF 886.20 FEET TO A ½” REBAR AND CAP FOUND (DGA). THENCE A BEARING OF S 08° 17' 25" E FOR A DISTANCE OF 1165.62 FEET TO A 6” X 6” CONCRETE MONUMENT FOUND. THENCE A BEARING OF S 59° 42' 36" W FOR A DISTANCE OF 19.99 FEET TO A ¾” OPEN TOP PIPE FOUND. THENCE A BEARING OF S 58° 53' 04" W FOR A DISTANCE OF 345.69 FEET TO ½” OPEN TOP PIPE FOUND. THENCE A BEARING OF S 35° 41' 00" E FOR A DISTANCE OF 8.11 FEET TO A ½” OPEN TOP PIPE FOUND. THENCE A BEARING OF S 33° 00' 20" E FOR A DISTANCE OF 212.84 FEET TO A ½” OPEN TOP PIPE FOUND. THENCE A BEARING OF S 56° 03' 18" W FOR A DISTANCE OF 43.84 FEET TO A ½” OPEN TOP

A-2 47286012.3 PIPE FOUND. THENCE A BEARING OF S 56° 03' 18" W FOR A DISTANCE OF 258.77 FEET TO A ½” REBAR AND CAP SET IN THE CENTERLINE OF A BRANCH. SAID CENTERLINE OF THE BRANCH IS THE PROPERTY LINE. THENCE ALONG THE CENTERLINE OF THE BRANCH A BEARING OF N 41° 30' 53" W FOR A DISTANCE OF 139.47 FEET TO A POINT. THENCE A BEARING OF N 25° 22' 10" W FOR A DISTANCE OF 227.96 FEET TO A POINT. THENCE A BEARING OF N 32° 56' 26" W FOR A DISTANCE OF 93.28 FEET TO A POINT. THENCE A BEARING OF N 75° 20' 41" W FOR A DISTANCE OF 153.28 FEET TO A POINT. THENCE A BEARING OF N 43° 09' 19" W FOR A DISTANCE OF 90.84 FEET TO A POINT. THENCE A BEARING OF N 66° 56' 45" W FOR A DISTANCE OF 46.23 FEET TO A POINT. THENCE A BEARING OF N 37° 08' 30" W FOR A DISTANCE OF 188.01 FEET TO A POINT. THENCE A BEARING OF N 48° 48' 10" W FOR A DISTANCE OF 105.58 FEET TO A POINT. THENCE A BEARING OF N 38° 33' 34" W FOR A DISTANCE OF 123.26 FEET TO A POINT. THENCE A BEARING OF N 39° 31' 36" W FOR A DISTANCE OF 55.43 FEET TO A POINT. THENCE A BEARING OF N 29° 43' 12" W FOR A DISTANCE OF 150.74 FEET TO A POINT. THENCE A BEARING OF N 37° 34' 53" W FOR A DISTANCE OF 115.10 FEET TO A POINT. THENCE A BEARING OF N 15° 26' 52" W FOR A DISTANCE OF 75.60 FEET TO A POINT. THENCE A BEARING OF N 08° 13' 05" W FOR A DISTANCE OF 106.24 FEET TO A POINT. THENCE A BEARING OF N 61° 31' 55" W FOR A DISTANCE OF 79.74 FEET TO A POINT. THENCE A BEARING OF N 63° 36' 02" W FOR A DISTANCE OF 218.96 FEET TO A POINT. THENCE A BEARING OF N 24° 43' 01" W FOR A DISTANCE OF 107.26 FEET TO A POINT. THENCE A BEARING OF N 07° 00' 48" E FOR A DISTANCE OF 69.57 FEET TO A POINT. THENCE A BEARING OF N 43° 57' 55" W FOR A DISTANCE OF 27.44 FEET TO A POINT. THENCE A BEARING OF N 29° 16' 58" W FOR A DISTANCE OF 107.27 FEET TO A POINT. THENCE A BEARING OF N 68° 07' 08" W FOR A DISTANCE OF 126.04 FEET TO A POINT. THENCE A BEARING OF N 24° 10' 06" W FOR A DISTANCE OF 100.41 FEET TO A POINT. THENCE A BEARING OF N 42° 43' 03" W FOR A DISTANCE OF 127.22 FEET TO A POINT. THENCE A BEARING OF N 47° 14' 44" W FOR A DISTANCE OF 69.50 FEET TO A POINT. THENCE A BEARING OF N 66° 00' 50" W FOR A DISTANCE OF 73.43 FEET TO A POINT. THENCE A BEARING OF S 89° 13' 43" W FOR A DISTANCE OF 78.52 FEET TO A POINT. THENCE A BEARING OF N 78° 14' 55" W FOR A DISTANCE OF 118.53 FEET TO A POINT. THENCE A BEARING OF N 29° 16' 08" W FOR A DISTANCE OF 132.34 FEET TO A POINT. THENCE A BEARING OF N 32° 25' 35" W FOR A DISTANCE OF 35.39 FEET TO A POINT. THENCE A BEARING OF N 28° 45' 01" W FOR A DISTANCE OF 39.09 FEET TO A POINT. THENCE A BEARING OF N 51° 39' 52" W FOR A DISTANCE OF 101.67 FEET TO A POINT. THENCE A BEARING OF N 13° 56' 31" W FOR A DISTANCE OF 95.84 FEET TO A POINT. THENCE A BEARING OF N 38° 06' 44" W FOR A DISTANCE OF 15.52 FEET TO A POINT. THENCE A BEARING OF N 37° 08' 13" E FOR A DISTANCE OF 20.78 FEET TO A POINT. THENCE A BEARING OF N 20° 59' 12" E FOR A DISTANCE OF 22.05 FEET TO A POINT. THENCE A BEARING OF N 30° 00' 57" W FOR A DISTANCE OF 48.91 FEET TO A POINT. THENCE A BEARING OF N 11° 15' 42" W FOR A DISTANCE OF 80.31 FEET TO A POINT. THENCE A BEARING OF N 18° 09' 29" E FOR A DISTANCE OF 38.09 FEET TO A POINT. THENCE A BEARING OF N 35° 57' 22" W FOR A DISTANCE OF 34.37 FEET TO A POINT. THENCE A BEARING OF N 05° 50' 57" W FOR A DISTANCE OF 17.82 FEET TO A POINT. THENCE A BEARING OF N 08° 04' 06" W FOR A DISTANCE OF 76.64 FEET TO A POINT. THENCE A BEARING OF N 11° 04' 42" W FOR A DISTANCE OF 157.61 FEET TO A POINT. THENCE A BEARING OF N 10° 33' 48" W FOR A DISTANCE OF 44.40 FEET TO A POINT. THENCE A BEARING OF N 02° 30' 52" E FOR A DISTANCE OF 37.12 FEET TO A POINT. THENCE A BEARING OF N 28° 14' 31" W FOR A DISTANCE OF 29.04 FEET TO A POINT. THENCE A BEARING OF N 38° 31' 56" W FOR A DISTANCE OF 0.46 FEET TO A POINT.

A-3 47286012.3 THENCE LEAVING THE CENTERLINE OF THE BRANCH A BEARING OF N 58° 25' 54" E FOR A DISTANCE OF 462.68 FEET TO A ½” REBAR AND CAP SET. THENCE A BEARING OF S 43° 27' 08" E FOR A DISTANCE OF 300.00 FEET TO A ½” OPEN TOP PIPE FOUND. THENCE A BEARING OF S 43° 27' 08" E FOR A DISTANCE OF 355.65 FEET TO A ½” REBAR FOUND. THENCE A BEARING OF N 46° 55' 56" E FOR A DISTANCE OF 456.95 FEET TO A ½” REBAR AND CAP SET. THENCE A BEARING OF N 47° 01' 03" E FOR A DISTANCE OF 295.89 FEET TO A ½” REBAR AND CAP SET NEAR A 32” POPLAR TREE. THENCE A BEARING OF N 48° 23' 49" E FOR A DISTANCE OF 227.54 FEET TO ½” REBAR AND CAP SET. THENCE A BEARING OF N 22° 59' 06" E FOR A DISTANCE OF 171.87 FEET TO A 30” POPLAR WITH 3 HACK MARKS. THENCE A BEARING OF N 01° 39' 24" E FOR A DISTANCE OF 208.93 FEET TO A ½” REBAR AND CAP SET. THENCE A BEARING OF N 02° 50' 38" E FOR A DISTANCE OF 63.48 FEET TO A TWIN 8” HICKORY TREE WITH OLD FENCE FOUND. THENCE A BEARING OF N 04° 20' 03" W FOR A DISTANCE OF 69.98 FEET TO A ½” REBAR FOUND NEAR A 30” PINE. THENCE A BEARING OF N 65° 00' 38" E FOR A DISTANCE OF 33.45 FEET TO A ½” OPEN TOP PIPE FOUND. THENCE A BEARING OF N 64° 45' 23" E FOR A DISTANCE OF 207.18 FEET TO A ½” REBAR AND CAP SET. THENCE A BEARING OF N 40° 07' 50" E FOR A DISTANCE OF 30.00 FEET TO A ½” REBAR AND CAP FOUND. THENCE A BEARING OF N 60° 46' 46" E FOR A DISTANCE OF 380.79 FEET TO A ½” REBAR AND CAP SET ALONG THE SOUTHERLY RIGHT-OF-WAY OF WILLIAM CAP JACKSON ROAD (70’ RIGHT-OF-WAY) THENCE ALONG THE SOUTHERLY RIGHT-OF-WAY OF WILLIAM CAP JACKSON ROAD (70’ RIGHT-OF-WAY) A CURVE TURNING TO THE LEFT THROUGH AN ANGLE OF 02° 24' 54.0", HAVING A RADIUS OF 4182.16 FEET, AND WHOSE LONG CHORD BEARS S 46° 39' 41" E FOR A DISTANCE OF 176.26 FEET TO A ½” REBAR AND CAP SET. THENCE CONTINUING ALONG WILLIAM CAP JACKSON ROAD (70’ RIGHT-OF-WAY) A BEARING OF S 47° 52' 08" E FOR A DISTANCE OF 292.10 FEET TO ½” REBAR AND CAP SET, THENCE A CURVE TURNING TO THE RIGHT THROUGH AN ANGLE OF 02° 47' 57.1", HAVING A RADIUS OF 2746.78 FEET, AND WHOSE LONG CHORD BEARS S 46° 28' 10" E FOR A DISTANCE OF 134.18 FEET TO A ½” REBAR AND CAP SET. THENCE A BEARING OF S 45° 04' 11" E FOR A DISTANCE OF 128.32 FEET TO A ½” REBAR AND CAP SET. THENCE A CURVE TURNING TO THE LEFT THROUGH AN ANGLE OF 18° 43' 47.1", HAVING A RADIUS OF 609.96 FEET, AND WHOSE LONG CHORD BEARS S 54° 26' 05" E FOR A DISTANCE OF 198.51 FEET TO A ½” REBAR AND CAP SET. THENCE A BEARING OF S 63° 47' 58" E FOR A DISTANCE OF 142.80 FEET TO ½” REBAR AND CAP SET. THENCE A CURVE TURNING TO THE RIGHT THROUGH AN ANGLE OF 01° 17' 38.9", HAVING A RADIUS OF 7147.48 FEET, AND WHOSE LONG CHORD BEARS S 63° 09' 09" E FOR A DISTANCE OF 161.44 FEET TO A ½” REBAR AND CAP SET. THENCE A BEARING OF S 62° 30' 19" E FOR A DISTANCE OF 113.59 FEET TO ½” REBAR AND CAP SET. THENCE A CURVE TURNING TO THE LEFT THROUGH AN ANGLE OF 01° 12' 38.3", HAVING A RADIUS OF 4826.83 FEET, AND WHOSE LONG CHORD BEARS S 63° 06' 39" E FOR A

A-4 47286012.3 DISTANCE OF 101.99 FEET TO A ½” REBAR AND CAP SET. THENCE A BEARING OF S 63° 42' 58" E FOR A DISTANCE OF 209.78 FEET TO ½” REBAR AND CAP SET. THENCE A CURVE TURNING TO THE RIGHT THROUGH AN ANGLE OF 19° 13' 15.4", HAVING A RADIUS OF 656.79 FEET, AND WHOSE LONG CHORD BEARS S 54° 06' 20" E FOR A DISTANCE OF 219.30 FEET TO A ½” REBAR AND CAP SET. THENCE A BEARING OF S 44° 29' 42" E FOR A DISTANCE OF 242.24 FEET TO A ½” REBAR AND CAP SET THENCE A CURVE TURNING TO THE LEFT THROUGH 10° 38' 32.2", HAVING A RADIUS OF 547.36 FEET, AND WHOSE LONG CHORD BEARS S 49° 48' 59" E FOR A DISTANCE OF 101.52 FEET TO THE POINT OF BEGINNING. PARCEL “B” ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOTS 111, 112, 128 & 129 OF 3RD LAND DISTRICT, WALTON COUNTY, GEORGIA, SAID TRACT OR PARCEL OF LAND CONTAINING 10.927 ACRES, MORE OR LESS, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS, TO WIT; COMMENCING AT A ½” REBAR AND CAP SET AT THE INTERSECTION OF THE SOUTHERLY RIGHT-OF-WAY OF WILLIAM CAP JACKSON ROAD (70’ RIGHT-OF-WAY) AND THE WESTERLY RIGHT-OF-WAY OF GRATIS ROAD (80’ RIGHT-OF-WAY) AND HAVING THE NAD 83 WEST ZONE COORDINATES OF N: 1,398,218.87’ E: 2,439,379.81’. SAID POINT BEING THE POINT OF REFERENCE. THENCE FROM THE POINT OF REFERENCE ALONG THE WESTERLY RIGHT-OF-WAY OF GRATIS ROAD (80’ RIGHT-OF-WAY) A CURVE TURNING TO THE LEFT THROUGH AN ANGLE OF 15° 33' 54.6", HAVING A RADIUS OF 2114.04 FEET, AND WHOSE LONG CHORD BEARS S 13° 05' 03" E FOR A DISTANCE OF 572.54 FEET TO A ½” REBAR AND CAP SET. THENCE CONTINUING ALONG THE WESTERLY RIGHT-OF-WAY OF GRATIS ROAD (80’ RIGHT-OF-WAY) A BEARING OF S 20° 52' 00" E FOR A DISTANCE OF 494.71 FEET TO A ½” REBAR AND CAP SET. THENCE A CURVE TURNING TO THE RIGHT THROUGH AN ANGLE OF 09° 51' 44.0", HAVING A RADIUS OF 1543.04 FEET, AND WHOSE LONG CHORD BEARS S 15° 56' 08" E FOR A DISTANCE OF 265.27 FEET TO A ½” REBAR AND CAP SET ALONG THE WESTERLY RIGHT- OF-WAY OF GRATIS ROAD (80’ RIGHT-OF-WAY). THENCE LEAVING SAID RIGHT-OF-WAY OF GRATIS ROAD (80’ RIGHT-OF-WAY) A BEARING OF S 84° 36' 53" W FOR A DISTANCE OF 534.86 FEET TO A ½” REBAR AND CAP SET AND HAVING THE NAD 83 WEST ZONE COORDINATES OF N: 1,396,893.65’, E: 2,439,225.97’. SAID POINT BEING THE POINT OF BEGINNING. THENCE FROM THE POINT OF BEGINNING A BEARING OF S 05° 35' 32" E FOR A DISTANCE OF 497.81 FEET TO A ½” REBAR AND CAP SET. THENCE A BEARING OF N 84° 36' 53" E FOR A DISTANCE OF 505.30 FEET TO A ½” REBAR AND CAP SET ALONG THE WESTERLY RIGHT-OF-WAY OF GRATIS ROAD (80’ RIGHT-OF- WAY). THENCE ALONG THE WESTERLY RIGHT-OF-WAY OF GRATIS ROAD (80’ RIGHT-OF-WAY) A BEARING OF S 03° 21' 17" W FOR A DISTANCE OF 325.00 FEET TO A ½” REBAR AND CAP FOUND ALONG THE WESTERLY RIGHT-OF-WAY OF GRATIS ROAD (80’ RIGHT-OF-WAY). THENCE LEAVING THE WESTERLY RIGHT-OF-WAY OF GRATIS ROAD (80’ RIGHT-OF-WAY) A BEARING OF S 84° 36' 53" W FOR A DISTANCE OF 828.45 FEET TO A ½” REBAR AND CAP FOUND (DGA).

A-5 47286012.3 THENCE A BEARING OF N 08° 16' 28" W FOR A DISTANCE OF 820.07 FEET TO A ½” REBAR AND CAP SET. THENCE A BEARING OF N 84° 36' 53" E FOR A DISTANCE OF 412.07 FEET TO THE POINT OF BEGINNING. PARCEL “C” ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 128 OF 3RD LAND DISTRICT, WALTON COUNTY, GEORGIA, SAID TRACT OR PARCEL OF LAND CONTAINING 0.309 ACRE, MORE OR LESS, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS, TO WIT; COMMENCING AT A ½” REBAR AND CAP SET AT THE INTERSECTION OF THE SOUTHERLY RIGHT-OF-WAY OF WILLIAM CAP JACKSON ROAD (70’ RIGHT-OF-WAY) AND THE WESTERLY RIGHT-OF-WAY OF GRATIS ROAD (80’ RIGHT-OF-WAY) AND HAVING THE NAD 83 WEST ZONE COORDINATES OF N: 1,398,218.87’ E: 2,439,379.81’. SAID POINT BEING THE POINT OF REFERENCE. THENCE ALONG A TIE LINE A BEARING OF N 02° 26' 25" W FOR A DISTANCE OF 92.12 FEET TO A ½” REBAR AND CAP SET ALONG THE NORTHERLY RIGHT-OF-WAY OF WILLIAN CAP JACKSON ROAD (70’ RIGHT-OF-WAY) AND THE WESTERLY RIGHT-OF-WAY OF GRATIS ROAD (80’ RIGHT-OF-WAY) AND HAVING THE NAD 83 WEST ZONE COORDINATES OF N: 1,398,310.91’ E: 2,439,375.88. SAID POINT BEING THE POINT OF BEGINNING. THENCE FROM THE POINT OF BEGINNING ALONG THE NORTHERLY RIGHT-OF-WAY OF WILLIAM CAP JACKSON ROAD (70’ RIGHT-OF-WAY) A CURVE TURNING TO THE RIGHT THROUGH AN ANGLE OF 03° 55' 34.3", HAVING A RADIUS OF 477.36 FEET, AND WHOSE LONG CHORD BEARS N 46° 27' 30" W FOR A DISTANCE OF 32.70 FEET TO A ½” REBAR AND CAP SET . THENCE CONTINUING ALONG THE NORTHERLY RIGHT-OF-WAY 0F WILLIAM CAP JACKSON ROAD (70’ RIGHT-OF-WAY) A BEARING OF N 44° 29' 42" W FOR A DISTANCE OF 134.05 FEET TO A ½” REBAR AND CAP (STAMPED PLS 2905) FOUND. THENCE LEAVING SAID RIGHT-OF-WAY A BEARING OF N 48° 00' 17" E FOR A DISTANCE OF 166.34 FEET TO A ½” REBAR AND CAP FOUND ON THE WESTERLY RIGHT-OF-WAY OF GRATIS ROAD (80’ RIGHT-OF-WAY), THENCE ALONG THE WESTERLY RIGHT-OF-WAY OF GRATIS ROAD (80’ RIGHT-OF-WAY) A CURVE TURNING TO THE LEFT THROUGH AN ANGLE OF 06° 18' 36.9", HAVING A RADIUS OF 2085.06 FEET, AND WHOSE LONG CHORD BEARS S 01° 29' 24" W FOR A DISTANCE OF 229.52 FEET TO THE POINT OF BEGINNING.

B-1 47286012.3 Exhibit B FORM OF SERIES 2022A BOND AND TRUSTEE’S CERTIFICATE OF AUTHENTICATION THIS SERIES 2022A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SERIES 2022A BOND IS HEREBY NOTIFIED THAT THE SELLER OF THIS SERIES 2022A BOND MAY BE RELYING ON THE EXEMPTIONS FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A OR REGULATION S THEREUNDER. THIS SERIES 2022A BOND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO OFFERS AND SALES TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (B) TO OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION) (THE “COMPANY”) OR ANY OF ITS SUBSIDIARIES, AND IN THE CASE OF BOTH (A) AND (B), IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS. EACH TRANSFEREE OF THIS SERIES 2022A BOND WILL BE REQUIRED TO PROVIDE U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE) WITH A WRITTEN CERTIFICATION (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AS TO COMPLIANCE WITH THE TRANSFER RESTRICTIONS REFERRED TO ABOVE. IN ADDITION, IF THE PROPOSED TRANSFEREE IS A PURCHASER WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER, A NON-U.S. PERSON OR THE COMPANY OR ANY SUBSIDIARY THEREOF, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

B-2 47286012.3 THIS SERIES 2022A BOND AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON RESALES AND OTHER TRANSFERS OF THIS SERIES 2022A BOND TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS SERIES 2022A BOND SHALL BE DEEMED BY THE ACCEPTANCE OF THIS SERIES 2022A BOND TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.] [If a Regulation S Bond, then insert – BY ITS ACQUISITION HEREOF, THE HOLDER OF THIS SERIES 2022A BOND REPRESENTS THAT IT IS NOT A U.S. PERSON, NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON, AND IS ACQUIRING THIS SERIES 2022A BOND IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.] [If a Temporary Regulation S Bond, then insert – EXCEPT AS SET FORTH BELOW, BENEFICIAL OWNERSHIP INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL BOND WILL NOT BE EXCHANGEABLE FOR BENEFICIAL INTERESTS IN THE PERMANENT REGULATION S GLOBAL BOND OR ANY OTHER BOND REPRESENTING A BENEFICIAL INTEREST IN THE SERIES 2022A BONDS REPRESENTED HEREBY WHICH DO NOT CONTAIN A LEGEND CONTAINING RESTRICTIONS ON TRANSFER, UNTIL THE EXPIRATION OF THE “40-DAY DISTRIBUTION COMPLIANCE PERIOD” (WITHIN THE MEANING OF RULE 903(b)(2) OF REGULATION S UNDER THE SECURITIES ACT) AND THEN ONLY UPON CERTIFICATION IN FORM REASONABLY SATISFACTORY TO THE TRUSTEE THAT SUCH BENEFICIAL INTERESTS ARE OWNED EITHER BY NON-U.S. PERSONS OR U.S. PERSONS WHO PURCHASED SUCH BENEFICIAL INTERESTS IN A TRANSACTION THAT DID NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT. DURING SUCH 40-DAY DISTRIBUTION COMPLIANCE PERIOD, BENEFICIAL OWNERSHIP INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL BOND MAY ONLY BE SOLD, PLEDGED OR TRANSFERRED (I) TO THE COMPANY, (II) OUTSIDE THE UNITED STATES IN A TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) AND (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. HOLDERS OF BENEFICIAL INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL BOND WILL NOTIFY ANY PURCHASER OF THIS BOND OF THE RESALE RESTRICTIONS REFERRED TO ABOVE, IF THEN APPLICABLE. AFTER THE EXPIRATION OF THE DISTRIBUTION COMPLIANCE PERIOD BENEFICIAL INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL BOND MAY BE EXCHANGED FOR INTERESTS IN A RULE 144A GLOBAL BOND ONLY IF (1) SUCH EXCHANGE OCCURS IN CONNECTION WITH A TRANSFER OF THE BONDS IN COMPLIANCE WITH RULE 144A AND (2) THE TRANSFEROR OF THE REGULATION S GLOBAL BOND FIRST DELIVERS TO THE TRUSTEE A WRITTEN CERTIFICATE TO THE EFFECT THAT THE REGULATION S GLOBAL BOND IS BEING TRANSFERRED

B-3 47286012.3 (A) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES TO BE A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, (B) TO A PERSON WHO IS PURCHASING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, AND (C) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS. BENEFICIAL INTERESTS IN A RULE 144A GLOBAL BOND MAY BE TRANSFERRED TO A PERSON WHO TAKES DELIVERY IN THE FORM OF A BENEFICIAL INTEREST IN THE REGULATION S GLOBAL BOND, WHETHER BEFORE OR AFTER THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD, ONLY IF THE TRANSFEROR FIRST DELIVERS TO THE TRUSTEE A WRITTEN CERTIFICATE TO THE EFFECT THAT SUCH TRANSFER IS BEING MADE IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S OR RULE 144 (IF AVAILABLE).] UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

B-4 47286012.3 No. _____ $________________ OGLETHORPE POWER CORPORATION, FIRST MORTGAGE BOND, SERIES 2022A, DUE 2047 REGISTERED OWNER: CEDE & CO. PRINCIPAL AMOUNT: ______________________ DOLLARS ISSUANCE DATE: April 12, 2022 CUSIP NO.: _______ Oglethorpe Power Corporation (An Electric Membership Corporation), formerly known as Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation), an electric membership corporation existing under the laws of the State of Georgia (together with any successors and assigns, the “Company”), for value received hereby promises to pay to the registered owner named above or registered assigns, on April 1, 2047 upon the presentation and surrender of this First Mortgage Bond, 4.50% Series 2022A due April 1, 2047 (this “Series 2022A Bond”), the aggregate principal amount (upon original issuance) of $___________, issued under the Indenture, dated as of March 1, 1997 (the “Original Indenture”), as amended and supplemented, including as supplemented by the Eighty-Third Supplemental Indenture (the “Eighty-Third Supplemental Indenture”), by the Company, as grantor, to U.S. Bank Trust Company, National Association, as successor to U.S. Bank National Association, as successor to SunTrust Bank, formerly known as SunTrust Bank, Atlanta, as trustee (the “Trustee”) (the Original Indenture, as amended and supplemented, the “Indenture”). The Company shall pay the principal sum set forth above and pay interest on said principal sum from the date hereof until payment of said principal sum has been made or duly provided for, semi-annually at the interest rate of 4.50% [If an Initial Series 2022A Bond, then insert – ; provided, however, that if (i) the Company fails to file a registration statement under the Securities Act of 1933, as amended, registering this Series 2022A Bond (the “Exchange Offer Registration Statement”) in connection with the exchange offer (the “Exchange Offer”) pursuant to that certain Exchange and Registration Rights Agreement (the “Registration Rights Agreement”) by and between the Company and Goldman Sachs & Co. LLC, as representative of the Purchasers (as defined therein), dated as of April 12, 2022 with the Securities and Exchange Commission (the “SEC”) on or prior to the 365th day after April 12, 2022 (the “Closing Date”), (ii) the Exchange Offer Registration Statement is not declared effective by the SEC or does not otherwise become effective on or before the 455th day after the Closing Date, (iii) the Exchange Offer has not been completed within 60 Business Days after the initial effective date of the Exchange Offer Registration Statement, (iv) an Alternative Registration Statement (as defined in the Registration Rights Agreement) is required to be filed pursuant to the terms of the Registration Rights Agreement but is not filed with the SEC on or prior to the later of (x) the 30th Business Day after the date such obligation to file arises or (y) the 365th day after the Closing Date, or (v) an Alternative Registration Statement is required to be filed pursuant to the terms of the Registration Rights Agreement but is not declared effective by the SEC or does not otherwise become effective on or prior to the later of (x) the 90th day after the date such obligation to file arises or (y) the 455th day after the Closing Date, or (vi) the Exchange Offer Registration Statement or Alternative Registration Statement, as applicable, is filed and declared effective but thereafter either (x) is withdrawn by the Company or (y) becomes subject to an effective stop order issued pursuant to

B-5 47286012.3 the Securities Act suspending the effectiveness of such registration statement (except as specifically permitted under the Registration Rights Agreement, including with respect to any Alternative Registration Statement, during any applicable Suspension Period (as defined in the Registration Rights Agreement)) without being succeeded within 30 days from the date such registration statement was suspended by an additional registration statement filed and declared effective (each event referred to in clauses (i) through (vi), a “Registration Default” and each period during which a Registration Default has occurred and is occurring, a “Registration Default Period”), then additional interest on this Series 2022A Bond will accrue (in addition to the stated interest on this Series 2022A Bond) at a rate of (x) 0.25% per annum for the first 90 days of a Registration Default Period and (y) at a rate per annum of 0.50% thereafter (“Special Interest”) on the principal amount of this Series 2022A Bond, from the date of the occurrence of any Registration Default until such Registration Default is remedied. Special Interest shall not accrue and be payable only with respect to a single Registration Default at any given time, notwithstanding the fact that multiple Registration Defaults may exist at such time. Immediately upon the cure of all Registration Defaults, the accrual of Special Interest will cease and the interest rate on this Series 2022 Bond shall revert to the original rate.] The principal of, and interest on, this Series 2022A Bond are payable at the principal corporate trust office of the Trustee, or of its successor as Trustee, or, at the option of the owner of this Series 2022A Bond, at the principal office of any Paying Agent appointed in accordance with the Indenture; provided, however, that, subject to the next succeeding paragraph, interest may be payable, at the option of the Trustee, by check or draft drawn upon the Trustee and mailed to the registered address of the registered owner of this Series 2022A Bond as of the close of business on the applicable Record Date (as defined in the Eighty-Third Supplemental Indenture), or, at the written request of the registered owner of Series 2022A Bonds in an aggregate principal amount greater than or equal to $1,000,000 delivered to the Trustee at least five days prior to the Record Date next preceding such payment date, by wire transfer to a wire transfer address in the United States as set forth in such request. Payment of the principal of and interest on this Series 2022A Bond shall be in any coin or currency of the United States of America as, at the respective times of payment, shall be legal tender for the payment of public and private debts. Notwithstanding any other provision of this Series 2022A Bond to the contrary, so long as this Series 2022A Bond shall be registered on books of the Company kept by the Obligation Registrar (as defined in the Indenture) in the name of The Depository Trust Company, a New York corporation (“DTC”), or its nominee, the provisions of the Indenture governing the Book-Entry System (as defined in the Indenture) shall govern the manner of payment of the principal of, and interest on, this Series 2022A Bond. The Series 2022A Bonds are equally and ratably secured, to the extent provided in the Indenture, by the Trust Estate, except and excluding the Excepted Property and the Excludable Property. Reference is hereby made to the Indenture, a copy of which is on file with the Trustee, for the provisions, among others, with respect to the nature and extent of the rights, duties and obligations of the Company, the Trustee and the owner of this Series 2022A Bond, the terms upon which this Series 2022A Bond is issued and secured, and the modification or amendment of the Indenture, to all of which the registered owner of this Series 2022A Bond assents by the acceptance

B-6 47286012.3 of this Series 2022A Bond. This Series 2022A Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Series 2022A Bond with the written request of the registered owner hereof or his attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or his duly authorized attorney. The Obligation Registrar shall not be obliged to (i) make any exchange or transfer of this Series 2022A Bond during the period beginning at the opening of business fifteen days next preceding the date of the mailing of the notice of redemption of the Series 2022A Bonds or (ii) register the transfer of or exchange of any Series 2022A Bond so selected for redemption in whole or in part, except the unredeemed portion of a Series 2022A Bond being redeemed in part. The Series 2022A Bonds shall be issued as fully registered global bonds without coupons and in minimum denominations of $2,000 and any integral multiples of $1,000 in excess thereof. Upon payment of any required tax or other governmental charge and, subject to such conditions, the Series 2022A Bonds, upon the surrender thereof at the principal office of the Obligation Registrar, with a written instrument of transfer satisfactory to the Obligation Registrar, duly executed by the registered owner or his duly authorized attorney, may, at the option of the registered owner thereof, be exchanged for an equal aggregate principal amount of Series 2022A Bonds of the same interest rate and in any other authorized denominations. This Series 2022A Bond shall bear interest from, and including, the date hereof to, but excluding, April 1, 2047. Interest shall be payable in arrears on each Interest Payment Date; provided, however, that if an Interest Payment Date does not fall on a Business Day, such payment may be made on the next succeeding Business Day. Interest on this Series 2022A Bond shall be computed on the basis of a 360-day year of twelve 30-day months. Optional Redemption: The Company may redeem this Series 2022A Bond, in whole or in part, on any date or from time to time prior to its maturity, at its option. If the Redemption Date is before October 1, 2046 the Redemption Price for this Series 2022A Bond will be equal to the greater of: (i) 100% of the principal amount of the portion of this Series 2022A Bond being redeemed; and (ii) the sum of the present values of the remaining principal and interest payments on the portion of this Series 2022A Bond being redeemed that would be due if such portion of this Series 2022A Bond matured on October 1, 2046 (excluding interest accrued and unpaid through the Redemption Date), discounted on a semi-annual basis (assuming a 360- day year consisting of twelve 30-day months) at a rate equal to the sum of (i) the yield to maturity, determined on the third Business Day prior to the Redemption Date, of a U.S. Treasury security having a life equal to the remaining average life (assuming, for this purpose, that this Series 2022A Bond matured on October 1, 2046) of this Series 2022A Bond and trading in the secondary market at the price closest to par, and (ii) 35 basis points,

B-7 47286012.3 plus in each case accrued and unpaid interest thereon to but excluding the Redemption Date. If the Redemption Date is on or after October 1, 2046, the Redemption Price for this Series 2022A Bond will be 100% of the principal amount of this Series 2022A Bond being redeemed plus accrued and unpaid interest thereon to but excluding the Redemption Date. If there is no U.S. Treasury security having a life equal to the remaining average life (assuming, for this purpose, that the Series 2022A Bonds matured on October 1, 2046) of the portion of this Series 2022A Bond being redeemed prior to October 1, 2046, the discount rate will be calculated using a yield to maturity determined on a straight-line basis (rounding to the nearest calendar month, if necessary) from the average yield to maturity, determined on the third Business Day prior to the Redemption Date, of two U.S. Treasury securities having lives most closely corresponding to the remaining average life (assuming, for this purpose, that the Series 2022A Bonds matured on October 1, 2046) of the portion of the Series 2022A Bonds being redeemed and trading in the secondary market at the price closest to par. If less than all of this Series 2022A Bond is to be redeemed, the portion of this Series 2022A Bond to be redeemed will be selected by the Trustee in any method it deems fair and appropriate, and the portion of this Series 2022A Bond not so redeemed will be in a minimum denomination of $2,000 and integral multiples of $1,000 in excess thereof. The registered owner of this Series 2022A Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture. All acts, conditions and things required by the Constitution and statutes of the State of Georgia, the governing rules and procedures of the Company and the Indenture to exist, to have happened and to have been performed precedent to and in the issuance of this Series 2022A Bond, do exist, have happened and have been performed. No covenant or agreement contained in this Series 2022A Bond, the Indenture or the Eighty-Third Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer, agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Series 2022A Bond shall be liable personally on this Series 2022A Bond or be subject to any personal liability or accountability by reason of the issuance of this Series 2022A Bond. This Series 2022A Bond shall not be entitled to any benefit under the Indenture or be valid until this Series 2022A Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon. Signatures commence on following page

B-8 47286012.3 IN WITNESS WHEREOF, the Company has caused this Series 2022A Bond to be executed in its corporate name by its Executive Vice President and Chief Financial Officer and attested by its Secretary and its corporate seal to be hereunto affixed. OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION) By:________________________________ Elizabeth B. Higgins Executive Vice President and Chief Financial Officer (CORPORATE SEAL) Attest: Kimberly D. Adams Secretary

B-9 47286012.3 This is one of the Obligations of the series designated therein referred to in the within-mentioned Indenture. U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee By: Authorized Agent Date of Authentication:

47286012.3 Schedule 1 RECORDING INFORMATION FOR ________________COUNTY, GEORGIA DOCUMENT RECORDING INFORMATION DATE OF RECORDING Original Indenture First Supplemental Indenture Second Supplemental Indenture Third Supplemental Indenture Fourth Supplemental Indenture Fifth Supplemental Indenture Sixth Supplemental Indenture Seventh Supplemental Indenture Eighth Supplemental Indenture Ninth Supplemental Indenture Tenth Supplemental Indenture Eleventh Supplemental Indenture Twelfth Supplemental Indenture Thirteenth Supplemental Indenture Fourteenth Supplemental Indenture Fifteenth Supplemental Indenture Sixteenth Supplemental Indenture Seventeenth Supplemental Indenture Eighteenth Supplemental Indenture Nineteenth Supplemental Indenture Twentieth Supplemental Indenture Twenty-First Supplemental Indenture Twenty-Second Supplemental Indenture Twenty-Third Supplemental Indenture Twenty-Fourth Supplemental Indenture Twenty-Fifth Supplemental Indenture Twenty-Sixth Supplemental Indenture

47286012.3 DOCUMENT RECORDING INFORMATION DATE OF RECORDING Twenty-Seventh Supplemental Indenture Twenty-Eighth Supplemental Indenture Twenty-Ninth Supplemental Indenture Thirtieth Supplemental Indenture Thirty-First Supplemental Indenture Thirty-Second Supplemental Indenture Thirty-Third Supplemental Indenture Thirty-Fourth Supplemental Indenture Thirty-Fifth Supplemental Indenture Thirty-Sixth Supplemental Indenture Thirty-Seventh Supplemental Indenture Thirty-Eighth Supplemental Indenture Thirty-Ninth Supplemental Indenture Fortieth Supplemental Indenture Forty-First Supplemental Indenture Forty-Second Supplemental Indenture Forty-Third Supplemental Indenture Forty-Fourth Supplemental Indenture Forty-Fifth Supplemental Indenture Forty-Sixth Supplemental Indenture Forty-Seventh Supplemental Indenture Forty-Eighth Supplemental Indenture Forty-Ninth Supplemental Indenture Fiftieth Supplemental Indenture Fifty-First Supplemental Indenture Fifty-Second Supplemental Indenture Fifty-Third Supplemental Indenture Fifty-Fourth Supplemental Indenture Fifty-Fifth Supplemental Indenture Fifty-Sixth Supplemental Indenture Fifty-Seventh Supplemental Indenture Fifty-Eighth Supplemental Indenture

47286012.3 DOCUMENT RECORDING INFORMATION DATE OF RECORDING Fifty-Ninth Supplemental Indenture Sixtieth Supplemental Indenture Sixty-First Supplemental Indenture Sixty-Second Supplemental Indenture Sixty-Third Supplemental Indenture Sixty-Fourth Supplemental Indenture Sixty-Fifth Supplemental Indenture Sixty-Sixth Supplemental Indenture Sixty-Seventh Supplemental Indenture Sixty-Eighth Supplemental Indenture Sixty-Ninth Supplemental Indenture Seventieth Supplemental Indenture Seventy-First Supplemental Indenture Seventy-Second Supplemental Indenture Seventy-Third Supplemental Indenture Seventy-Fourth Supplemental Indenture Seventy-Fifth Supplemental Indenture Seventy-Sixth Supplemental Indenture Seventy-Seventh Supplemental Indenture Seventy-Eighth Supplemental Indenture Seventy-Ninth Supplemental Indenture Eightieth Supplemental Indenture Eighty-First Supplemental Indenture Eighty-Second Supplemental Indenture